UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2008

RoomLinX, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On April 14th, 2008, the Registrant issued to CHA a Warrant exercisable for the purchase of certain equity securities of the Registrant (the “Warrant”) in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a sales agent Agreement with CHA (the “Agreement”).  A copy of the Warrant is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Warrant is initially exercisable for Series B Preferred Stock.  At such time as the Company has a sufficient number of shares of Common Stock authorized to permit the exercise of the Warrant for Common Stock (the “Triggering Event”), the Warrant will automatically be exercisable for Common Stock and not Series B Preferred Stock.  The maximum number of shares of Common Stock for which the Warrant is ultimately exercisable for is 15,000,000 and the ultimate exercise price per share of Common Stock for which the Warrant is exercisable is $0.02 per share, each of which is subject to adjustment and the conditions contained in the Warrant.  The Warrant becomes ultimately exercisable for such 15,000,000 shares of Common Stock pursuant to a vesting schedule as set forth in the Warrant that provides that the Warrant becomes ultimately exercisable for 500,000 shares of Common Stock with each 1,000 rooms in a hotel or other property that CHA or its affiliate introduces to the Registrant and in which the Registrant’s Media and Entertainment System is installed.  The maximum number of shares of Series B Preferred Stock for which the Warrant is exercisable and the exercise price therefor is such number of shares and such exercise price per share such that such Series B Preferred Stock would convert into the same number of shares of Common Stock as if the exercise had been for shares of Common Stock after the occurrence of the Triggering Event.

The form of Certificate of Designation of Series B Preferred Stock that will be filed at such time, if any, that shares of Series B Preferred Stock are to be issued, is attached as part of an exhibit to the Form 8-K filed by the Registrant on June 14, 2007.  Among other provisions, it provides that Series B Preferred Stock shall automatically convert into shares of Common Stock upon occurrence of the Triggering Event.

Item 8.01  Other Events

On April 16th, 2008, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit	Description of Exhibit

4.1	Form of Warrant
99.1	Press Release issued by the Registrant on April 16th, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16th, 2008	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President, Chief Executive Officer
and Chief Financial Officer

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